UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2014

Date of Report

(Date of earliest event reported)

TWENTY-FIRST CENTURY FOX, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32352	26-0075658
(State or Other Jurisdiction of Incorporation)	(Commission File N0.)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

(212) 852-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On November 12, 2014, Twenty-First Century Fox, Inc. (“Twenty-First Century Fox” or the “Company”) completed the previously announced sale of Sky Italia and its 57% interest in Sky Deutschland AG (“Sky Deutschland”) to British Sky Broadcasting Group plc (“Sky”) for approximately $8.8 billion in value compromised of approximately $8.2 billion in cash and Sky’s 21% interest in National Geographic Channel International, raising the Company’s ownership stake to 73% from the previously held ownership interest of 52%. The Company maintained its 39% ownership interest in Sky and will continue to account for its investment under the equity method of accounting. The transaction was previously described in a Current Report of the Company on Form 8-K filed with the Securities and Exchange Commission on July 31, 2014.

The foregoing description of the transaction is qualified in its entirety by reference to the complete terms and conditions of the Sale and Purchase Agreement for Sky Italia and the Share Sale and Purchase Agreement for Sky Deutschland, each of which is incorporated herein by reference to Exhibit 2.1 and Exhibit 2.2, respectively, to the Quarterly Report of the Company on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2014.

Item 9.01Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Condensed Consolidated Financial Statements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1

Sale and Purchase Agreement for Sky Italia S.r.l., dated July 25, 2014, between SGH Stream Sub, Inc., Twenty-First Century Fox, Inc., Sky Italian Holdings S.p.A. and British Sky Broadcasting Group plc. (Incorporated by reference to Exhibit 2.1 to the Quarterly Report of the Company on Form 10-Q (File No. 001-32352) filed with the Securities and Exchange Commission on November 7, 2014.)

2.2

Share Sale and Purchase Agreement for Sky Deutschland AG, dated July 25, 2014, between 21st Century Fox Adelaide Holdings B.V., Twenty-First Century Fox, Inc., Sky German Holdings GmbH and British Sky Broadcasting Group plc. (Incorporated by reference to Exhibit 2.2 to the Quarterly Report of the Company on Form 10-Q (File No. 001-32352) filed with the Securities and Exchange Commission on November 7, 2014.)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.
(REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: November 14, 2014

EXHIBIT INDEX

Exhibit Number	Description
2.1

Sale and Purchase Agreement for Sky Italia S.r.l., dated July 25, 2014, between SGH Stream Sub, Inc., Twenty-First Century Fox, Inc., Sky Italian Holdings S.p.A. and British Sky Broadcasting Group plc. (Incorporated by reference to Exhibit 2.1 to the Quarterly Report of the Company on Form 10-Q (File No. 001-32352) filed with the Securities and Exchange Commission on November 7, 2014.)

2.2

Share Sale and Purchase Agreement for Sky Deutschland AG, dated July 25, 2014, between 21st Century Fox Adelaide Holdings B.V., Twenty-First Century Fox, Inc., Sky German Holdings GmbH and British Sky Broadcasting Group plc. (Incorporated by reference to Exhibit 2.2 to the Quarterly Report of the Company on Form 10-Q (File No. 001-32352) filed with the Securities and Exchange Commission on November 7, 2014.)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.